Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of August [__], 2024 by and among RAFAEL HOLDINGS, INC., a Delaware corporation (the “Parent”) and CYCLO THERAPEUTICS, INC., a Nevada corporation (the “Company”), and the undersigned (the “Holder”). The Parent the Company and the Holder are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, the Parent, Tandem Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Parent (“First Merger Sub”); Tandem Therapeutics, LLC, a Nevada limited liability company and a wholly-owned subsidiary of the Parent (“Second Merger Sub”, and together with First Merger Sub, “Merger Subs”); and the Company, entered into that certain Agreement and Plan of Merger on August 21, 2024 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, the parties thereto will consummate a series of transactions, including (i) the issuance of shares of the Parent’s Class B Common Stock, par value $0.01 per share, the holders of which are entitled to one-tenth of a vote per share (“Parent Class B Common Stock”), and (ii) the exchange of Company Options for options to purchase shares of Parent Class B Common Stock (such replacement options, the “Parent Options”).

WHEREAS, following completion of the transactions contemplated by the Merger Agreement, the Holder will hold Parent Options and/or Parent Class B Common Stock.

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by the Holder thereunder, the Parent, the Company and the Holder desire to enter into this Agreement, pursuant to which the Parent Class B Common Stock to be received by the Holder pursuant to the Merger Agreement, the Parent Class B Common Stock issued upon the exercise of Parent Options and the Parent Class B Common Stock held by the Holder or its Affiliates as of the date hereof (together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Lock-Up Provisions.

(a) The Holder hereby agrees not to Transfer any Parent Class B Common Stock (including Parent Class B Common Stock issued or issuable upon the exercise of the Parent Options), during the period commencing from First Effective Time and ending on the earlier of (a) six (6) months after the First Effective Time or (b) the date on which the Parent completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Parent’s stockholders having the right to exchange their Parent Class B Common Stock for cash, securities or other property (the “Lock-Up Period”). Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Parent shall apply pro rata to all stockholders of the Parent (including the former stockholders of the Company) that are subject to such agreements, based on the number of shares subject to such agreements.

(b) Notwithstanding the provisions set forth in Section 1(a), Transfers of Parent Class B Common Stock constituting Restricted Securities that are held by the Holder are permitted (a) to any affiliates of the Holder or the stockholders, members, partners or other equity holders of such affiliates, in the case of an entity; (b) in the case of an individual, transfers by gift to such Holder’s spouse (including, without limitation, any domestic partner or partner by same sex marriage or civil union), to any member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, transfers pursuant to a qualified domestic relations order; (e) to the Parent or any of its Affiliates or upon exercise of the Parent’s or its Affiliates’ right to repurchase or reacquire any Parent capital stock, including without limitation pursuant to the equity incentive plans, “early exercise” documents or other arrangements of the Parent or its Affiliates; and (f) pursuant to a bona fide third-party tender offer for all outstanding shares of the Parent, merger, consolidation or other similar transaction made to all holders of the Parent’s securities involving a Change of Control of the Parent (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the Holder may agree to transfer, sell, tender or otherwise dispose of Restricted Securities or other such securities in connection with such transaction, or vote any Restricted Securities or other such securities in favor of any such transaction) (provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Restricted Securities held by the Holder shall remain subject to the provisions of this Agreement); provided, however, that any of these permitted transferees (other than a permitted transferee under clauses (e) and (f)) must enter into a written agreement agreeing to be bound by the restrictions herein. For the avoidance of doubt the restrictions set forth herein shall not apply to the exercise of any Parent Options. For purposes of this Agreement, “Change of Control” shall mean the Transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of the Parent’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Parent (or the surviving entity).

(c) If any Transfer is made or attempted contrary to the provisions of this Agreement, such Transfer shall be null and void ab initio, and the Parent and the Company shall refuse to recognize any such transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, the Parent and the Company may impose stop-transfer instructions with respect to the Restricted Securities of the Holder (and any permitted transferees and assigns thereof) until the end of the Lock-Up Period.

(d) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF AUGUST 21, 2024, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e) For the avoidance of any doubt, the Holder shall retain all of its rights as a stockholder of the Parent with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities.

(f) For the purposes of this Section 1, “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the US Securities and Exchange Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

2. Miscellaneous.

(a) Effective Date. Section 1 of this Agreement shall become effective upon the First Effective Time, subject to the consummation of the transactions contemplated by the Merger Agreement on and before the First Effective Time.

(b) Termination of the Merger Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the First Effective Time, this Agreement and all rights and obligations of the Parties hereunder shall automatically terminate and be of no further force or effect.

(c) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. Except as otherwise provided in this Agreement, this Agreement and all obligations of the Parties are personal to the Parties and may not be transferred or delegated by the Parties at any time.

(d) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

(e) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Chancery Court of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Specified Courts”). Each Party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 2(h). Nothing in this Section 2(e) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(f).

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”.

(h) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) upon transmission, if sent by electronic transmission, or (c) one (1) Business Day after being sent by courier or express delivery service, provided that in each case the notice or other communication is sent to the address electronic mail address set forth beneath the name of such party below (or to such other address or electronic mail address as such party shall have specified in a written notice given to the other Parties hereto):

If to Parent or Merger Sub I or Merger Sub II, to: Rafael Holdings, Inc. 520 Broad Street Newark, NJ 07102 Attention: Chief Financial Officer E-mail: david.polinsky@rafaelholdings.com	With copies to (which shall not constitute notice): Schwell Wimpfheimer & Associates 37 West 39th Street, Suite 505 New York, NY 10018 Attention: Dov Schwell E-mail: dov.schwell@swalegal.com
If to the Company (prior to the Closing), to: Cyclo Therapeutics, Inc. 6714 NW 16th Street, Suite B Gainesville, FL 32653 Attention: Chief Executive Officer Email: n.scott.fine@cyclodex.com	With copies to (which shall not constitute notice): Fox Rothschild LLP 101 Park Avenue, 17th Floor New York, NY 10178 Attention: Alison Newman E-mail: anewman@foxrothschild.com
If to the Holder, to: the address set forth under the Holder's name on the signature page hereto.

(i) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Parent, the Company and the Holder. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k) Specific Performance. The Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by the Holder, money damages will be inadequate and the Parent and the Company will have no adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Parent and the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by the Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Merger Agreement or any of the other Ancillary Agreements. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of the Company or the Parent or any of the obligations of the Holder under any other agreement between the Holder and the Company or the Parent or any certificate or instrument executed by the Holder in favor of the Company or the Parent, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of the Company or the Parent or any of the obligations of the Holder under this Agreement.

(m) Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(n) Counterparts; Facsimile.  This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

CONFIDENTIAL DRAFT

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

THE COMPANY:

CYCLO THERAPEUTICS, INC.

By:
Name:
Title:

THE PARENT:

RAFAEL HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

CONFIDENTIAL

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder:

Print Name: ________________________________

Signature:_________________________________

Address for Notice:

Address:

________________________________

________________________________

Telephone No.: ________________________________

Email: ________________________________

[Signature Page to Lock-Up Agreement]